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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

               Date of report (Date of earliest event reported):
                               February 20, 2003

                               INGRAM MICRO INC.
             (Exact Name of Registrant as Specified in Its Charter)

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         Delaware                     1-12203                   62-1644402
(State of Incorporation or    (Commission File Number)       (I.R.S. Employer
       organization                                        Identification No.)
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                            1600 E. St. Andrew Place
                            Santa Ana, CA 92799-5125
   (Address, including zip code of Registrant's principal executive offices)

       Registrant's telephone number, including area code: (714) 566-1000



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Item 7.       Financial Statements and Exhibits.

              Exhibit No.  Description

              99.1         Press Release dated February 20, 2003


Item 9.       Regulation FD Disclosure.

              On February 20, 2003, Ingram Micro Inc. (the "Registrant") issued a press release announcing its financial results for the fourth quarter and twelve months ended December 28, 2002 and an outlook for the first quarter ending March 29, 2003. A copy of the press release is attached hereto as
Exhibit 99.1, the text of which is incorporated under Item 9 of this Form 8-K by reference herein. This press release is not to be deemed filed pursuant to the Exchange Act or to form a part of the Registrant's public disclosure in the United States or otherwise.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      INGRAM MICRO INC.


                                      By:         /s/ James E. Anderson, Jr.
                                               -----------------------------
                                      Name:    James E. Anderson, Jr.
                                      Title:   Senior Vice President, Secretary
                                               and General Counsel

Date:    February 20, 2003